DERIVATIVE FINANCIAL INSTRUMENTS	12 Months Ended
Dec. 31, 2011
Derivative Instruments and Hedging Activities Disclosure [Abstract]
DERIVATIVE FINANCIAL INSTRUMENTS
DERIVATIVE FINANCIAL INSTRUMENTS

In the normal course of business, the Company enters into two types of derivatives to hedge its interest rate exposure and foreign currency exposure: hedges of fair value exposures and hedges of cash flow exposures.  Fair value exposures relate to recognized assets or liabilities and firm commitments, while cash flow exposures relate to the variability of future cash flows associated with recognized assets or liabilities or forecasted transactions.  Additionally, the Company entered into derivative contracts that were intended to partially mitigate risks associated with the shares of common stock of Bucyrus acquired in connection with the sale of the Mining business and the risks associated with Euro payment for the purchase of Demag Cranes AG.  These contracts were not designated as hedges because they did not meet the requirements for hedge accounting.

The Company operates internationally, with manufacturing and sales facilities in various locations around the world, and uses certain financial instruments to manage its foreign currency, interest rate and fair value exposures.  To qualify a derivative as a hedge at inception and throughout the hedge period, the Company formally documents the nature and relationships between hedging instruments and hedged items, as well as its risk-management objectives and strategies for undertaking various hedge transactions, and the method of assessing hedge effectiveness.  Additionally, for hedges of forecasted transactions, the significant characteristics and expected terms of a forecasted transaction must be specifically identified, and it must be probable that each forecasted transaction will occur.  If it is deemed probable that the forecasted transaction will not occur, then the gain or loss would be recognized in current earnings.  Financial instruments qualifying for hedge accounting must maintain a specified level of effectiveness between the hedging instrument and the item being hedged, both at inception and throughout the hedged period.  The Company does not engage in trading or other speculative use of financial instruments.

The Company has used and may use forward contracts and options to mitigate its exposure to changes in foreign currency exchange rates on third party and intercompany forecasted transactions.  The primary currencies to which the Company is exposed are the Euro and British Pound.  The effective portion of unrealized gains and losses associated with forward contracts and the intrinsic value of option contracts are deferred as a component of Accumulated other comprehensive income until the underlying hedged transactions are reported in the Company’s Consolidated Statement of Income.  The Company uses interest rate swaps to mitigate its exposure to changes in interest rates related to existing issuances of variable rate debt and to fair value changes of fixed rate debt.  Primary exposure includes movements in the London Interbank Offer Rate (“LIBOR”).

Changes in the fair value of derivatives designated as fair value hedges are recognized in earnings as offsets to changes in fair value of exposures being hedged.  The change in fair value of derivatives designated as cash flow hedges are deferred in Accumulated other comprehensive income and are recognized in earnings as hedged transactions occur.  Contracts deemed ineffective are recognized in earnings immediately.

In the Consolidated Statement of Income, the Company records hedging activity related to debt instruments in interest expense and hedging activity related to foreign currency in the accounts for which the hedged items are recorded.  On the Consolidated Statement of Cash Flows, the Company records cash flows from hedging activities in the same manner as it records the underlying item being hedged.

In November 2007, the Company entered into an interest rate swap agreement that converted a fixed rate interest payment into a variable rate interest payment.  At December 31, 2011, the Company had $400.0 million notional amount of this interest rate swap agreement outstanding, which matures in 2017.  The fair market value of this swap at December 31, 2011 and 2010 was a gain of $33.4 million and $39.3 million, respectively, which is recorded in Other assets.

The Company had entered into a prior interest rate swap agreement that converted a fixed rate interest payment into a variable rate interest payment.  At December 31, 2006, the Company had $200.0 million notional amount of this interest rate swap agreement outstanding, which would have matured in 2014.  To maintain an appropriate balance between floating and fixed rate obligations on its mix of indebtedness, the Company exited this interest rate swap agreement on January 15, 2007 and paid $5.4 million.  This loss was recorded as an adjustment to the carrying value of the hedged debt and was amortized through January 15, 2011, which was the effective date that the hedged debt was extinguished.

The Company is also a party to currency exchange forward contracts that generally mature within one year to manage its exposure to changing currency exchange rates.  At December 31, 2011, the Company had $587.1 million notional amount of currency exchange forward contracts outstanding, most of which mature on or before December 31, 2012.  The fair market value of these contracts at December 31, 2011 was a net loss of $5.9 million.  At December 31, 2011, $526.1 million notional amount ($5.6 million of fair value losses) of these forward contracts have been designated as, and are effective as, cash flow hedges of specifically identified transactions.  During 2011 and 2010, the Company recorded the change in fair value for these cash flow hedges to Accumulated other comprehensive income and reclassified to earnings a portion of the deferred gain or loss from Accumulated other comprehensive income as the hedged transactions occurred and were recognized in earnings.

The Company records the interest rate swap and foreign exchange contracts at fair value on a recurring basis.  The interest rate swap is categorized under Level 2 of the ASC 820 hierarchy and is recorded at December 31, 2011 and 2010 as an asset of $33.4 million and $39.3 million, respectively.  The foreign exchange contracts designated as hedging instruments are categorized under Level 1 of the ASC 820 hierarchy and are recorded at December 31, 2011 and 2010 as a liability of $5.9 million and $3.3 million, respectively.  See Note A – “Basis of Presentation,” for an explanation of the ASC 820 hierarchy. The fair values of these foreign exchange forward contracts are based on quoted forward foreign exchange prices at the reporting date. The fair value of the interest rate swap agreement is based on LIBOR yield curves at the reporting date.  The fair values of these contracts are based on the contract rate specified at the anticipated contracts’ settlement date and quoted forward foreign exchange prices at the reporting date.

The Company entered into a stockholders agreement with Bucyrus that contained certain restrictions, including providing for Terex’s commitment that it would not directly or indirectly sell or otherwise transfer its economic interest in the shares of Bucyrus stock received by it for a period of one year, subject to certain exceptions. As a result, in order to partially mitigate the risks associated with the shares of Bucyrus stock, the Company entered into derivative contracts using a basket of stocks whose prices had historically been highly correlated with the Bucyrus stock price.  During the year ended December 31, 2010, the Company paid premiums of approximately $21 million to enter into derivative trades to mitigate the risk of approximately 95% of the notional value of the Bucyrus stock based on historic prices.  The one year lock-up contained in the stockholders agreement expired on February 19, 2011.  All of the derivative contracts purchased by the Company expired unexercised during the year ended December 31, 2011.

The Company entered into contingent participating forward foreign currency contracts to purchase up to €450.0 million in May 2011 in connection with the acquisition of Demag Cranes AG to hedge against its exposure to changes in the exchange rate for the Euro, as the acquisition purchase price was paid in Euros. Such contracts were not designated as hedging instruments. The contingent participating forward foreign currency contracts were settled during the year ended December 31, 2011, resulting in a loss of $16.1 million recorded in Other income (expense) – net in the Statement of Income.

The Company’s MHPS segment uses forward foreign exchange contracts to mitigate its exposure to changes in foreign currency exchange rates on third party and intercompany forecasted transactions. These contracts have not been designated as hedging instruments. The foreign exchange contracts are accounted for as financial assets or financial liabilities and measured at fair value at the balance sheet date. Changes in the fair value of derivative financial instruments are recognized as gains or losses in Cost of goods sold in the Consolidated Statement of Income.

The following table provides the location and fair value amounts of derivative instruments designated as hedging instruments that are reported in the Consolidated Balance Sheet (in millions):

Asset Derivatives	Balance Sheet Account	December 31, 2011	December 31, 2010
Foreign exchange contracts	Other current assets	$7.1	$2.9
Interest rate contract	Other assets	33.4	39.3
Total asset derivatives		$40.5	$42.2
Liability Derivatives
Foreign exchange contracts	Other current liabilities	$13.0	$6.0
Interest rate contract	Long-term debt, less current portion	33.4	38.1
Total liability derivatives		$46.4	$44.1
Total Derivatives		$(5.9)	$(1.9)

The following table provides the location and fair value amounts of derivative instruments not designated as hedging instruments that are reported in the Consolidated Balance Sheet (in millions):

Asset Derivatives	Balance Sheet Account	December 31, 2011	December 31, 2010
Option derivative contracts	Other current assets	$—	$0.3
Foreign exchange contracts	Other current assets	$0.7	$—

The following tables provide the effect of derivative instruments that are designated as hedges in the Consolidated Statement of Income and Accumulated other comprehensive income (“OCI”) (in millions):

Gain Recognized on Derivatives in Income:		Year Ended December 31,
Fair Value Derivatives	Location	2011	2010
Interest rate contract	Interest expense	$19.3	$19.2

(Loss) Gain Recognized on Derivatives in OCI:		Year Ended December 31,
Cash Flow Derivatives		2011	2010
Foreign exchange contracts		$(1.6)	$1.3

Loss Reclassified from Accumulated OCI into Income (Effective):		Year Ended December 31,
Account		2011	2010
Cost of goods sold		$(4.7)	$(2.9)
Other income (expense) – net		(0.8)	(3.5)
Total		$(5.5)	$(6.4)

Gain (Loss) Recognized on Derivatives (Ineffective) in Income:		Year Ended December 31,
Account		2011	2010
Other income (expense) – net		$1.5	$(1.8)

The following table provides the effect of derivative instruments that are not designated as hedges in the Consolidated Statement of Income and OCI (in millions):

Loss Recognized on Derivatives not designated as hedges in Income:	Year Ended December 31,
Account	2011	2010
Other income (expense) – net	$(16.4)	$(20.8)

Counterparties to the Company’s interest rate swap agreement and currency exchange forward contracts are major financial institutions with credit ratings of investment grade or better and no collateral is required.  There are no significant risk concentrations.  Management continues to monitor counterparty risk and believes the risk of incurring losses on derivative contracts related to credit risk is unlikely and any losses would be immaterial.

Unrealized net gains (losses), net of tax, included in OCI are as follows (in millions):

	Year Ended December 31,
	2011	2010	2009
Balance at beginning of period	$(2.1)	$(3.6)	$(1.0)
Additional gains (losses) – net	(2.3)	(2.0)	(15.7)
Amounts reclassified to earnings	0.8	3.5	13.1
Balance at end of period	$(3.6)	$(2.1)	$(3.6)

The estimated amount of existing losses for derivative contracts recorded in OCI as of December 31, 2011 that are expected to be reclassified into earnings in the next twelve months is $3.6 million.